UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

May 17, 2023

Date of Report (date of earliest event reported)

INTEVAC, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26946	94-3125814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3560 Bassett Street

Santa Clara, CA 95054

(Address of principal executive offices)

(408) 986-9888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	IVAC	The Nasdaq Stock Market LLC (Nasdaq) Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 17, 2023, Intevac held its 2023 annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of such voting are set forth below:

Proposal 1: Election of Directors

Intevac’s stockholders elected the nominees listed below to serve on Intevac’s board of directors.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
David S. Dury	17,353,459	452,634	652,039	4,139,483
Nigel D. Hunton	17,426,934	182,906	848,292	4,139,483
Kevin D. Barber	17,053,360	752,733	652,039	4,139,483
Dorothy D. Hayes	17,619,687	186,406	652,039	4,139,483
Michele F. Klein	17,529,494	276,599	652,039	4,139,483

Proposal 2: Approval of the Amended Intevac 2003 Employee Stock Purchase Plan to Increase the Number of Shares of Common Stock Reserved for Issuance thereunder by 300,000 Shares

Intevac’s stockholders approved the amended Intevac 2003 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 300,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,456,034	336,624	665,474	4,139,483

Proposal 3: Approval of the Amended Intevac 2020 Equity Incentive Plan to Increase the Number of Shares of Common Stock Reserved for Issuance thereunder by 850,000 Shares

Intevac’s stockholders approved the amended Intevac 2020 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 850,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,486,549	1,298,809	672,774	4,139,483

Proposal 4: Ratification of Appointment of Independent Auditors

Intevac’s stockholders ratified the appointment of BPM LLP as Intevac’s independent public accountants for the fiscal year ending December 30, 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,873,400	61,541	662,674	—

Proposal 5: Advisory Approval of Named Executive Officer Compensation

Intevac’s stockholders approved, on a non-binding, advisory basis, the compensation of Intevac’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,767,902	4,338,799	3,351,431	4,139,483

Proposal 6: Advisory Approval of Frequency of Votes on Compensation of Named Executive Officers.

Intevac’s stockholders approved, on a non-binding, advisory basis, the 1-Year frequency of future votes on the compensation of named executive officers.

1-Year	2-Years	3-Years	Abstain	Broker Non-Votes
15,921,644	2,031	1,458,750	1,075,707	4,139,483

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.

Date: May 19, 2023	/s/ JAMES MONIZ
James Moniz
Executive Vice President, Finance and Administration,
Chief Financial Officer, Secretary and Treasurer